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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                    November 4, 2004
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                     Date of Report (Date of Earliest Event Reported)


                           Commission file number  -  2-63322
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                          INTERNATIONAL SHIPHOLDING CORPORATION
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                 (Exact name of registrant as specified in its charter)
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          Delaware                                 36-2989662
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(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street               New Orleans, Louisiana             70130
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  (Address of principal executive offices)                       (Zip Code)


					       (504) 529-5461
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                    (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing
            Rule or Standard; Transfer of Listing.

     In late 2003 the New York Stock Exchange (the "NYSE") adopted a requirement that a majority of the members of the Board of Directors and all members of the audit, compensation and nominating and corporate governance committees of a company with securities listed on the NYSE must satisfy certain independence requirements.

     For the period from effectiveness of the new NYSE rule until November 4, 2004, the rule required that a company apply the independence criteria over a one-year look-back period. Using this one-year look-back period, our Board determined that the Board and its committees satisfied the NYSE independence requirements.

     Beginning November 4, 2004, the NYSE rules impose a three-year look-back period to determine independence, rather than the one-year look-back that was previously applicable. Using the three-year look-back, one of our directors,
H. Merritt Lane III, will no longer qualify as independent beginning November 4, 2004, because he is an executive officer and director of a Company with which our company conducted business and made payments in 2001 in excess of the amount stated in the NYSE criteria for independence. We have notified the NYSE of this temporary non-compliance and that we expect that Mr. Lane will again qualify as independent beginning January 1, 2005. While Mr. Lane will continue as a member of our Board during this two-month period, he has resigned from the compensation, audit and nominating and corporate governance committees effective November 3, 2004.

     We have discussed this non-compliance with representatives of the NYSE and we expect that our Company's non-compliance will be cured without further action within a period of less than two months.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     INTERNATIONAL SHIPHOLDING CORPORATION

                             /s/  Gary L. Ferguson
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                               Gary L. Ferguson
                   Vice President and Chief Financial Officer


Date   November 4, 2004
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